                                 COURTESY GROUP

                             1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                                                      PAGE


1.       PURPOSE........................................................................................1

2.       ADMINISTRATION.................................................................................1

3.       SHARES AVAILABLE; MAXIMUM INDIVIDUAL GRANTS....................................................2

4.       ELIGIBILITY AND BASES OF PARTICIPATION.........................................................2

5.       AUTHORITY OF THE COMMITTEE.....................................................................3

6.       STOCK OPTION GRANTS TO KEY EMPLOYEES...........................................................5

7.       STOCK OPTION GRANTS TO ELIGIBLE NON-EMPLOYEES..................................................7

8.       CHANGE OF CONTROL..............................................................................9

9.       PURCHASE OPTION...............................................................................10

10.      ADJUSTMENT OF SHARES..........................................................................11

11.      ASSIGNMENT OR TRANSFER........................................................................12

12.      COMPLIANCE WITH SECURITIES LAWS...............................................................12

13.      WITHHOLDING TAXES.............................................................................13

14.      COSTS AND EXPENSES............................................................................13

15.      FUNDING OF PLAN...............................................................................13

16.      OTHER INCENTIVE PLANS.........................................................................13

17.      EFFECT ON EMPLOYMENT..........................................................................13

18.      DEFINITIONS...................................................................................14

19.      AMENDMENT AND TERMINATION.....................................................................16

20.      EFFECTIVE DATE................................................................................16

                                 COURTESY GROUP
                             1999 STOCK OPTION PLAN

         1. PURPOSE

               This 1999 Stock Option Plan (the "PLAN") is being adopted by the direct parent corporation (an Illinois corporation formerly known as Courtesy Corporation and hereinafter referred to as "PARENT") holding all of the outstanding capital stock of Courtesy Corporation, an Illinois corporation, Creative Packaging Corp., an Illinois corporation, and Courtesy Sales Corp., an Illinois corporation (collectively, the "OPERATING COMPANIES"), and is intended to provide certain key employees and other persons performing services for the Parent, the Operating Companies and any subsidiary corporation thereof now existing or hereafter formed or acquired (collectively, the "COURTESY GROUP") with an opportunity to acquire a proprietary interest in the Parent, and thus to create in such persons an increased interest in and a greater concern for the success of the Courtesy Group.

         2. ADMINISTRATION.

               a. Establishment of the Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Parent or by any other committee appointed by the Board of Directors of the Parent (in either case, the "COMMITTEE"); provided, the entire Board of Directors of the Parent (the "BOARD OF DIRECTORS") may act as the Committee if it chooses to do so.

               b. Members of the Committee. (i) The number and selection of members of the Committee shall be determined from time to time by a majority of all the members of the Board of Directors of the Parent. The Chairman of the Board of Directors of the Parent shall be a member of the Committee at all times. The members of the Committee shall serve at the pleasure of the Board of Directors of the Parent, which shall have the power to remove members (with or without cause) from or fill vacancies (however caused) on the Committee. Any member of the Committee may resign by written notice to the Board of Directors of the Parent.

                     (ii) Whenever the Parent shall have any class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Committee shall be composed solely of two or more members who are (A) "Non-Employee Directors" or shall meet such other conditions as required by Rule 16b-3, as amended ("RULE 16b-3"), or other applicable rules under Section 16(b) of the Exchange Act and (B) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code (as defined in Section 18). The Board of Directors of the Parent shall promptly fill any vacancies on the Committee and the Committee shall administer the Plan so as to comply at all times with the Exchange Act or any successor or analogous rules.

               c. Acts of the Committee. A majority of the Committee shall constitute a quorum (or, if the Committee consists of less than three members, all such members shall constitute a quorum). Subject to Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

         3. SHARES AVAILABLE; MAXIMUM INDIVIDUAL GRANTS.

               a. Shares Available. Subject to the adjustments provided in
Section 10, the maximum aggregate number of shares of common stock, par value $.01 per share, of the Parent ("COMMON STOCK") in respect of which stock options may be granted in accordance with Sections 6 and 7 under the Plan (the "OPTIONS") shall be 7,017,543 shares. Except as provided in Section 3(b), if, for any reason, any shares of Common Stock as to which Options have been granted cease to be subject to purchase thereunder (including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option), such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled with (i) authorized and unissued shares of Common Stock, (ii) issued shares of Common Stock held in the Parent's treasury, or (iii) issued shares of Common Stock reacquired by the Parent, in each situation as the Board of Directors of the Parent or the Committee in its discretion may determine from time to time.

               b. Maximum Individual Grants. Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee (as defined), including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as defined), during the term of the Plan shall be 1,000,000 shares. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee, during the term of the Plan.

         4. ELIGIBILITY AND BASES OF PARTICIPATION.

               a. Key Employees. Subject to and in accordance with Section 6, grants of Incentive Options (as defined in Section 18) and Non-Qualified Options (as defined in Section 18) may be made under the Plan to any Key Employee. For the purposes of this Plan, "KEY EMPLOYEE" shall mean any employee of the Parent or any other member of the Courtesy Group, including officers and directors who are also employees of any member of the Courtesy Group, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Courtesy Group.

               b. Eligible Non-Employees. Subject to and in accordance with
Section 7, grants of Non-Qualified Options may be made under the Plan to any Eligible Non-Employee. For the purposes of this Plan, "ELIGIBLE NON-EMPLOYEE" shall mean any person or entity of any nature whatsoever, including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "PERSON"), that the

Committee designates as eligible for a grant of Non-Qualified Options pursuant to the Plan because such Person performs bona fide consulting, advisory, or other services for any member of the Courtesy Group (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors of the Parent or the Committee determines that the Person has a direct and significant effect on the financial development of any member of the Courtesy Group.

               c. No Right to Option Grants. The adoption of the Plan shall not be deemed to give any Person a right to be granted any Options.

         5. AUTHORITY OF THE COMMITTEE.


               The Committee shall have plenary authority in its sole discretion, but subject to the provisions of the Plan and, if applicable, Rule 16b-3, to:

               a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a Change of Control (as defined in Section 18)), the terms of vesting of Options, the restrictions to be applicable to Options, and all other terms and provisions thereof (which need not be identical from Option to Option);

               b. require, as a condition to the grant of any Option, that the optionee receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months (or such other period as the Committee may determine) following the later of (i) the date of the grant of such Option, or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option;

               c. provide arrangements through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Parent of the commissions of the broker-dealer; provided, however, that the Committee shall not be obligated to provide any such arrangements;

               d. establish procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option (other than an Incentive Option) that number of shares (A) having a Fair Market Value (as defined in Section 18) which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), or (B) meeting the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Parent or any other member of the Courtesy Group in connection with such exercise, and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price unless (i) such shares were not acquired through the exercise of an Incentive Option, or
(ii) if so acquired, (A) such shares have been held for more than two years since the grant of such Incentive Option and for more than one year since the exercise of such Incentive Option (the "HOLDING PERIOD"), or (B) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph; and provided, further, that no such procedures shall be available if, in the Committee's discretion, such procedures are not permitted by applicable law or could reasonably be expected to result in a charge to earnings for financial reporting purposes with respect to the Parent or any other member of the Courtesy Group that otherwise would not have occurred; and provided, further, that the Committee shall not be obligated to establish any such procedures;

               e. make a determination on any dispute arising under the Plan or any Option, and any such determination shall be binding on all parties; and

               f. make all other determinations, perform all acts, exercise all powers and establish any rules or procedures which the Committee determines to be necessary, appropriate or advisable in administering the Plan or for the conduct of the Committee's business, including to interpret any provision in the Plan or Option in the Committee's sole discretion.

               The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any such delegate may employ one or more Persons to render advice with respect to any responsibility the Committee or such delegate may have under the Plan; provided, however, that whenever the Parent shall have any class of equity securities registered under Section 12 of the Exchange Act, the Committee may not delegate any duties to a member of the Board of Directors of the Parent who, if elected to serve on the Committee, would not qualify as (i) a "Non-Employee Director" to administer the Plan as contemplated by Rule 16b-3 or other applicable rules under the Exchange Act and (ii) an "outside" director within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Parent, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such Persons. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Parent or any other member of the Courtesy Group whose employees have benefited from the Plan, as determined by the Committee. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Parent in respect of any such action, determination or interpretation.

         6. STOCK OPTION GRANTS TO KEY EMPLOYEES.

               Subject to the provisions of the Plan, the Committee shall have the authority to grant Incentive Options, to grant Non-Qualified Options, and to grant both types of Options to Key Employees, and any Option granted under the Plan shall be evidenced by and shall not be effective without a Stock Option Agreement signed by the Committee and the Key Employee. No Incentive Option may be granted to a Key Employee in tandem with a Non-Qualified Option. No Incentive Option shall be granted pursuant to the Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the shareholders of the Parent. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this
Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all provisions of the Plan (other than Section 7), including the following:

               a. Exercise Price. The Committee shall establish the Option purchase price per share of Common Stock upon exercise of such Option (i.e., the exercise price) at the time any Option is granted to a Key Employee at such amount as the Committee shall determine; provided, however, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock on the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a Key Employee who, at the time such Incentive Option is granted, owns stock of the Parent or any other member of the Courtesy Group possessing more than 10% of the total combined voting power of all classes of stock of the Parent or any other member of the Courtesy Group, taking into account the attribution rules contained in Section 424(d) of the Code, the Option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the Option is granted. The Option exercise price shall be subject to the adjustments provided in
Section 10.

               b. Term of Option. No Option by its terms shall have a term or be exercisable after the tenth anniversary of the date of grant and all Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Stock Option Agreement at the date of grant; provided, however, that no Incentive Option granted to a Key Employee who, at the time such Option is granted, owns stock of the Parent or any other member of the Courtesy Group possessing more than 10% of the total combined voting power of all classes of stock of the Parent or any other member of the Courtesy Group, taking into account the attribution rules contained in
Section 424(d) of the Code, shall have a term or be exercisable after the expiration of five years from the date of grant of the Incentive Option.

               c. Payment. The exercise price upon exercise of any Option by a Key Employee shall be payable at the time of such exercise by cash or by any other means acceptable to the Committee. The Committee may in its discretion establish procedures by which shares of Common Stock are delivered to or withheld by the Parent in payment of the Option exercise price, and the shares subject to such Option shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of exercise of the Option.

               d. Exercisability of Option. Unless otherwise determined by the Committee at the time of grant and subject to the other provisions of the Plan (other than Section 7), one-tenth of the shares of Common Stock underlying the Option granted to a Key Employee shall vest and become exercisable on each anniversary of the date of grant and remain exercisable until the Option expires; provided, that the optionee remains employed by the Parent or any other member of the Courtesy Group on such anniversary date. Any portion of an Option that is not vested upon the date of termination of employment shall be forfeited and cancelled, except as otherwise expressly provided in any Stock Option Agreement or unless expressly waived in writing by the Committee.

               e. Death. If an optionee's employment with the Parent or any other member of the Courtesy Group terminates due to the death of such optionee or within three months before the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of such death unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               f. Disability. If an optionee's employment with the Parent or any other member of the Courtesy Group terminates due to the Disability (as defined in Section 18) of such optionee, the optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that in the case of an Incentive Option, an optionee or his or her legal representative shall be required to exercise the vested portion of such Incentive Option within one year after the termination of the optionee's employment due to his or her Disability.

               g. Termination for Good Cause; Resignation. Except as otherwise expressly provided in any Stock Option Agreement or unless expressly waived in writing by the Committee, an optionee shall immediately forfeit all rights under his or her Option (whether vested or nonvested), except as to the shares of Common Stock already purchased thereunder, if (i) the Parent or any other member of the Courtesy Group terminates the optionee's employment for Good Cause (as defined in Section 18), or (ii) the optionee resigns employment with the Parent or any other member of the Courtesy Group without the consent of the Parent or such member of the Courtesy Group. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Parent or any other member of the Courtesy Group and the optionee), and any decision in respect thereof by the Committee shall be binding on all Persons.

               h. Other Termination of Employment. If an optionee's employment with the Parent or any other member of the Courtesy Group terminates for any reason other than those specified in Sections 6(e), (f) or (g) above, the optionee shall have the right to exercise his or her Option in accordance with its terms within thirty days after the date of such termination, unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that no Incentive Option shall be exercisable more than three months after the date of such termination; and provided, further, that the Committee may, in its discretion, extend the exercise date of any Option upon termination of an optionee's employment under this paragraph for a period not to exceed six months plus one day (but in no event after the expiration date of such Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

               i. Maximum Exercise. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Options are exercisable for the first time by an optionee during any calendar year under all plans of the Parent or any member of the Courtesy Group exceeds $100,000, any Incentive Options in respect of such shares of Common Stock shall be treated as Non-Qualified Options.

               j. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of any member of the Courtesy Group from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

               k. Recharacterization of Incentive Option. In the event that the exercise of any Incentive Option, or method of exercise or payment therefor, would not be in compliance with this Section 6 and would consequently result in a violation of the requirements of Section 422 of the Code governing the treatment of Incentive Options, the Committee, in its discretion, may recharacterize the Option as a Non-Qualified Option.

         7. STOCK OPTION GRANTS TO ELIGIBLE NON-EMPLOYEES.

               Subject to the provisions of the Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees, and any Option granted under the Plan shall be evidenced by and shall not be effective without a Stock Option Agreement signed by the Committee and the Eligible Non-Employee; provided, however, that whenever the Parent shall have any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-

Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a (i) "Non-Employee Director" or (ii) an "outside director" as set forth in Section 2. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all provisions of the Plan (other than Section 6), including the following:

               a. Exercise Price. The Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted to an Eligible Non-Employee at such amount as the Committee shall determine. The Option exercise price shall be subject to the adjustments provided in Section 10.

               b. Term of Option. No Non-Qualified Option shall have a term or be exercisable after the tenth anniversary of the date of grant of the Option, unless otherwise expressly provided in any Stock Option Agreement.

               c. Payment. The exercise price upon exercise of any Non-Qualified Option by an Eligible Non-Employee shall be payable at the time of such exercise by cash or by any other means acceptable to the Committee. The Committee may in its discretion establish procedures by which shares of Common Stock are delivered to or withheld by the Parent in payment of the Option exercise price, and the shares subject to such Option shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of exercise of the Option.

               d. Exercisability of Option. Unless otherwise determined by the Committee at the time of grant and subject to the other provisions of the Plan (other than Section 6), one-tenth of the shares of Common Stock underlying the Option granted to an Eligible Non-Employee shall vest and become exercisable on each anniversary of the date of grant and remain exercisable until the Option expires; provided, that the services of the optionee are retained by the Parent or any other member of the Courtesy Group on such anniversary date. Any portion of an Option that is not vested upon the date of termination of retention shall be forfeited and cancelled, except as otherwise expressly provided in any Stock Option Agreement or unless expressly waived in writing by the Committee.

               e. Death. If the retention by the Parent or any other member of the Courtesy Group of the services of an optionee that is a natural person terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

               f. Disability. If the retention by the Parent or any other member of the Courtesy Group of the services of an optionee that is a natural person terminates due to the Disability of such optionee, the optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but not after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

               g. Termination for Good Cause; Resignation. Except as otherwise expressly provided in any Stock Option Agreement or unless expressly waived in writing by the Committee, an optionee shall immediately forfeit all rights under his, her or its Option (whether vested or nonvested), except as to the shares of Common Stock already purchased thereunder, if the retention by the Parent or any other member of the Courtesy Group of the services of the optionee is terminated
(i) by the Parent or any other member of the Courtesy Group for Good Cause, (ii) as a result of removal of the optionee from office as a director of the Parent or any other member of the Courtesy Group for cause by action of the shareholders of the Parent or any other member of the Courtesy Group in accordance with the certificate of incorporation or the by-laws of the Parent or such member of the Courtesy Group, as applicable, and the corporate law of the jurisdiction of incorporation of the Parent or such member of the Courtesy Group, or (iii) as a result of the resignation by the optionee of such optionee's service with the Parent or any other member of the Courtesy Group without the consent of the Parent or such member of the Courtesy Group. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Parent or any other member of the Courtesy Group and the optionee), and any decision in respect thereof by the Committee shall be binding on all Persons.

               h. Other Termination of Relationship. If the retention by the Parent or any other member of the Courtesy Group of the services of an optionee terminates for any reason other than those specified in Sections 7(e), (f) or
(g) above, the optionee shall have the right to exercise his, her or its Option in accordance with its terms within thirty days after the date of such termination, unless a longer or shorter period is expressly provided in the Stock Option Agreement or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse or no longer be exercisable; provided, however, that the Committee may, in its discretion, extend the exercise date of any Option upon termination of retention of an optionee's services under this paragraph for a period not to exceed six months plus one day (but in no event after the expiration date of such Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

         8. CHANGE OF CONTROL.

               If (i) a Change of Control shall occur, or (ii) the Parent shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time(s) as the

Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (but not later than the stated exercise date) as the Committee shall determine.

         9. PURCHASE OPTION.

               a. Purchase Option; Purchasable Shares. Except as otherwise expressly provided in any Stock Option Agreement, if (i) any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Parent or another member of the Courtesy Group terminates for any reason at any time or (ii) a Change of Control occurs, the Parent and/or its designee(s) shall have the option (the "PURCHASE OPTION") to purchase, and if the Purchase Option is exercised, the optionee (or the optionee's executor or the administrator of the optionee's estate in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "GRANTOR")) shall sell to the Parent and/or its assignee(s), all or any portion (at the option of the Parent or its designee) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "PURCHASABLE SHARES").

               b. Notice. The Parent shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year from the date of (i) the termination of the optionee's employment or relationship or (ii) the Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

               c. Purchase Price; Closing. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be (i) in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and (ii) in the case of any Option, the Fair Market Value per share times the number of vested shares subject to such Option which are being purchased, less the applicable per share Option exercise price. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Parent's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

               d. Legend. To assure the enforceability of the Parent's rights under this Section 9, each certificate or instrument representing Common Stock or an Option held by the Grantor shall bear a conspicuous legend in substantially the following form:

               "THE SHARES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COURTESY GROUP 1999 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE PARENT AT ITS PRINCIPAL EXECUTIVE OFFICES."

               e. Termination of Purchase Option. The Parent's rights under this
Section 9 shall terminate upon the consummation of a Qualifying Public Offering. For the purposes of this Plan, "QUALIFYING PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") where both (i) the proceeds (prior to deducting any underwriter's discounts and commissions) equal or exceed Fifty Million Dollars ($50,000,000) and (ii) upon consummation of such offering, the Common Stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market.

         10. ADJUSTMENT OF SHARES.

               Except as otherwise contemplated in Section 8 and unless otherwise expressly provided in any Stock Option Agreement, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Parent (collectively, an "ADJUSTMENT EVENT"), the Common Stock is substituted, combined, or changed into any cash, property or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code to an Incentive Option, and (ii) in no event shall any adjustment be made which would cause any Incentive Option granted hereunder not to qualify as an "incentive stock option" for purposes of Section 422 of the Code.

               In the event the Parent is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Parent shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or any member of the Courtesy Group.

               In the event of any perceived conflict between the provisions of
Section 8 and this Section 10, the Committee's determinations under Section 8 shall control.

         11. ASSIGNMENT OR TRANSFER.

               Except as otherwise expressly provided in any Stock Option Agreement relating to a Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to such optionee shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

         12. COMPLIANCE WITH SECURITIES LAWS.

               The Parent shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his or her death or the appointment of a legal representative in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his, her or its right to exercise any Option, deliver to the Parent an agreement or certificate containing such representations, warranties and covenants as the Parent may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

               Certificates for shares of Common Stock, when issued, will have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

               "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

               This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

         13. WITHHOLDING TAXES.

               By acceptance of any Option granted hereunder to any Key Employee, the optionee will be deemed to (i) agree to reimburse the Parent or other member of the Courtesy Group by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize any member of the Courtesy Group by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Parent, or such member of the Courtesy Group by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Parent may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

         14. COSTS AND EXPENSES.

               The costs and expenses of administering the Plan shall be borne by the Parent and shall not be charged against any Option or to any Key Employee receiving an Option.

         15. FUNDING OF PLAN.

               The Plan shall be unfunded. The Parent shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

         16. OTHER INCENTIVE PLANS.

               The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees of any member of the Courtesy Group.

         17. EFFECT ON EMPLOYMENT.

               Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) any member of the Courtesy Group to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of any member of the Courtesy Group. The Options and the shares of

Common Stock acquired pursuant to the exercise of such Options are a matter of separate inducement.

         18. DEFINITIONS.

               In addition to the terms specifically defined elsewhere in the Plan, the following terms as used in the Plan shall have the respective meanings indicated:

               "CHANGE OF CONTROL" shall mean the first to occur of the following events with respect to the Parent: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Parent to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "GROUP"); (ii) a majority of the Board of Directors of the Parent shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Parent.

               "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               "CONTINUING DIRECTOR" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Parent on the effective date of the Plan, or (ii) was elected to the Board of Directors of the Parent pursuant to the terms of that certain Shareholders Agreement dated July 30, 1999, between the Parent and the other parties thereto, or (iii) elected to the Board of Directors of the Parent with the affirmative approval of a majority of the directors who are described in (i) or (ii) hereof and were members of the Board of Directors of the Parent at the time of such election or nomination for such election.

               "DISABILITY" shall mean permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of any member of the Courtesy Group who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that in the case of an Incentive Option, "Disability" shall have the meaning specified in Section 22(e)(3) of the Code.

               "FAIR MARKET VALUE" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arm's-length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement other than a restriction which, by its terms, will never lapse) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

               "GOOD CAUSE," with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Parent or other member of the Courtesy Group and the optionee) termination of employment by action of the Board of Directors of the Parent or other member of the Courtesy Group because of: (i) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him or her by the Board of Directors of the Parent or other member of the Courtesy Group or the optionee's supervising officer or officers of the Parent or other member of the Courtesy Group; (iv) the optionee's willful failure to execute or comply with the policies of the Parent or other member of the Courtesy Group or his or her stated duties as established by the Board of Directors of the Parent or the Courtesy Group or the optionee's supervising officer or officers of the Parent or other member of the Courtesy Group, or the optionee's intentional failure to perform the optionee's stated duties; or (v) substance abuse or addiction on the part of the optionee. "GOOD CAUSE," with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Parent or other member of the Courtesy Group and the optionee) termination of relationship by action of the Board of Directors of the Parent or other member of the Courtesy Group because of: (i) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) the optionee's willful commission of material mismanagement in providing services to any member of the Courtesy Group; (iv) the optionee's willful failure to comply with the policies of the Parent or any other member of the Courtesy Group in providing services to the Parent or any member of the Courtesy Group, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (v) substance abuse or addiction on the part of the optionee; or (vi) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the Board of Directors of any member of the Courtesy Group with respect to the business of any member of the Courtesy Group.

               "INCENTIVE OPTIONS" shall mean incentive stock options which qualify under Section 422 of the Code.

               The term "INCLUDING" when used herein shall mean "including, but not limited to."

               "NON-QUALIFIED OPTIONS" shall mean stock options which do not qualify under Section 422 of the Code.

               The term "SUBSIDIARY CORPORATION" as used in Section 1 shall have the meaning contained in 424(f) of the Code.

               The term "TREASURY REGULATIONS" shall mean the Treasury Regulations promulgated in respect of the Code.

         19. AMENDMENT AND TERMINATION.


               The Board of Directors of the Parent shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, however, that no amendment shall be made, unless such amendment is made by or with the approval of the shareholders of the Parent, which shall (i) disqualify any Incentive Options granted under the Plan, (ii) increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan, (iii)increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 3 hereof, (iv) decrease the minimum Option exercise price in the case of an Incentive Option, or (v) modify the provisions of the Plan relating to eligibility with respect to Incentive Options. The Board of Directors of the Parent shall be authorized to amend the Plan and the Options granted thereunder
(i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan without the consent of the holder thereof.

         20. EFFECTIVE DATE.


               The Plan shall be effective as of September 7, 1999 and shall be void retroactively as to any Incentive Option if not approved by the shareholders of the Parent within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan or the date of approval of the Plan by the shareholders of the Parent, whichever is earlier, unless sooner terminated by the Board of Directors of the Parent pursuant to Section 19.